                               CONTOUR ENERGY CO.
                    (FORMERLY KELLEY OIL & GAS CORPORATION)

                               LETTER TO CLIENTS
                                      FOR
                           TENDER OF ALL OUTSTANDING
  14% SENIOR SECURED NOTES DUE 2003, MATURING AT 105% OF THE STATED PRINCIPAL
                                AMOUNT, SERIES A
                                IN EXCHANGE FOR
  14% SENIOR SECURED NOTES DUE 2003, MATURING AT 105% OF THE STATED PRINCIPAL
                                AMOUNT, SERIES B

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            , 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").

     NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE UNLESS PREVIOUSLY ACCEPTED FOR EXCHANGE.

To Our Clients:

     We are enclosing herewith a Prospectus, dated             , 1999, of
Contour Energy Co., a Delaware corporation (the "Company"), and a related Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange its 14% Senior Secured Notes due 2003, maturing at 105% of the stated principal amount, Series B (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 14% Senior Secured Notes due 2003, maturing at 105% of the stated principal amount, Series A (the "Old Notes"), upon the terms and subject to the conditions set forth in the Exchange Offer.

     The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

     We are the holder of record of Old Notes held by us for your own account. A tender of such Old Notes can be made only by us as the record holder and pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Old Notes held by us for your account.

     We request instructions as to whether you wish to tender any or all of the Old Notes held by us for your account pursuant to the terms and conditions of the Exchange Offer. We also request that you confirm that we may on your behalf make the representations and warranties contained in the Letter of Transmittal.

                                          Very truly yours,


PLEASE RETURN YOUR INSTRUCTIONS TO US IN THE ENCLOSED ENVELOPE WITHIN AMPLE TIME TO PERMIT US TO SUBMIT A TENDER ON YOUR BEHALF PRIOR TO THE EXPIRATION DATE.

                  INSTRUCTION TO REGISTERED HOLDER AND/OR BOOK
                           ENTRY TRANSFER PARTICIPANT

     To Registered Holder and/or Participant of the Book-Entry Transfer
Facility:

     The undersigned hereby acknowledges receipt of the Prospectus dated
          , 1999 (the "Prospectus") of Contour Energy Co., a Delaware corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange its 14% Senior Secured Notes due 2003, maturing at 105% of the stated principal amount, Series B (the "New Notes"), for all of its outstanding 14% Senior Secured Notes due 2003, maturing at 105% of the stated principal amount, Series A (the "Old Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder and/or book-entry transfer facility participant, as to the action to be taken by you relating to the Exchange Offer with respect to the Old Notes held by you for the account of the undersigned.

     The aggregate face amount of the Old Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

     $__________ of the 14% Senior Secured Notes due 2003, maturing at 105% of the stated principal amount, Series A.

     With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

[ ] To TENDER the following Old Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF OLD NOTES TO BE TENDERED) (IF ANY):
    $____________.

[ ] NOT to TENDER any Old Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations, that (i) the New Notes acquired in exchange for Old Notes pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned, (ii) the undersigned is not engaging in and does not intend to engage in a distribution of the New Notes, (iii) the undersigned does not have any arrangement or understanding with any person to participate in the distribution of New Notes, and (iv) neither the undersigned nor any such person is an "affiliate" (within the meaning of Rule 405 under the Securities Act of 1933, as amended) of the Company. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes.

                                   SIGN HERE

Name of beneficial owner(s):
--------------------------------------------------------------------------------
                                  SIGNATURE(S)
Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
--------------------------------------------------------------------------------

Telephone number:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number:
--------------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

                               CONTOUR ENERGY CO.
                    (FORMALLY KELLEY OIL & GAS CORPORATION)

                        LETTER TO REGISTERED HOLDERS AND
                     DEPOSITORY TRUST COMPANY PARTICIPANTS
                                      FOR
                           TENDER OF ALL OUTSTANDING
  14% SENIOR SECURED NOTES DUE 2003, MATURING AT 105% OF THE STATED PRINCIPAL
                                AMOUNT, SERIES A
                                IN EXCHANGE FOR
  14% SENIOR SECURED NOTES DUE 2003, MATURING AT 105% OF THE STATED PRINCIPAL
                                AMOUNT, SERIES B

     THE EXCHANGE OFFER WILL EXPIRE AT           , NEW YORK CITY TIME, ON
            , 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").

 OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE
                    UNLESS PREVIOUSLY ACCEPTED FOR EXCHANGE.

To Registered Holders and Depository Trust Company Participants:

     We are enclosing herewith the material listed below relating to the offer by Contour Energy Co., a Delaware corporation (the "Company"), to exchange its 14% Senior Secured Notes due 2003, maturing at 105% of the stated principal amount, Series B (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 14% Senior Secured Notes due 2003, maturing at 105% of the stated principal amount, Series A (the "Old Notes") upon the terms and subject to the conditions set forth in the Company's Prospectus, dated
            , 1999, and the related Letter of Transmittal (which together constitute the "Exchange Offer").

     Enclosed herewith are copies of the following documents:

          1. Prospectus dated             , 1999;

          2. Letter of Transmittal (together with accompanying Substitute Form W-9 Guidelines);

          3. Notice of Guaranteed Delivery;

          4. Letter which may be sent to your clients for whose account you hold Old Notes in your name or in the name of your nominee; and

          5. Letter which may be sent from your clients to you with such client's instruction with regard to the Exchange offer.

     We urge you to contact your clients promptly. Please note that the Exchange Offer will expire on the Expiration Date unless extended.

     The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

     Pursuant to the Letter of Transmittal, each holder of Old Notes will represent to the Company that (i) the New Notes acquired in exchange for Old Notes pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned, (ii) the undersigned is not engaging in and does not intend to engage in a distribution of the New Notes, (iii) the undersigned does not have any arrangement or understanding with any person to participate in the distribution of New Notes, and (iv) neither the undersigned nor any such other person is an "affiliate" (within the meaning of Rule 405 under the Securities Act of 1933, as amended) of the Company. If the holder is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes.

     The enclosed Letter to Clients contains an authorization by the beneficial owners of the Old Notes for you to make the foregoing representations.

     The Company will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Old Notes pursuant to the Exchange Offer.

     Additional copies of the enclosed material may be obtained from the undersigned.

                                          Very truly yours,

                                          CONTOUR ENERGY CO.

                               CONTOUR ENERGY CO.
                   (FORMERLY KELLEY OIL AND GAS CORPORATION)

                             LETTER OF TRANSMITTAL
                                      FOR
                               OFFER TO EXCHANGE
                       14% SENIOR SECURED NOTES DUE 2003,
           MATURING AT 105% OF THE STATED PRINCIPAL AMOUNT, SERIES B
                              FOR ALL OUTSTANDING
                       14% SENIOR SECURED NOTES DUE 2003,
           MATURING AT 105% OF THE STATED PRINCIPAL AMOUNT, SERIES A

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                    ON             1999, UNLESS EXTENDED BY
                  CONTOUR ENERGY CO. (THE "EXPIRATION DATE").

                               THE EXCHANGE AGENT
                           FOR THE EXCHANGE OFFER IS:

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

By Registered or Certified Mail:                  By Hand:                       By Overnight
                                                                                   Delivery:

           N9303-121                Northstar East Building -- 12th Floor          N9303-120
   Corporate Trust Operations                  Corporate Trust                  Corporate Trust
         P.O. Box 1517                     608 Second Avenue South            Sixth and Marquette
     Minneapolis, MN 55480                  Minneapolis, MN 55402            Minneapolis, MN 55479

          By Facsimile Transmission (for Eligible Institutions only):

                                 (612) 667-4927

                            (Facsimile Confirmation)

                                 (612) 667-9764

(Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt and review of the Prospectus
dated             , 1999 (the "Prospectus") of Contour Energy Co., a Delaware
corporation (the "Company"), Kelley Oil Corporation, a Delaware corporation, Kelley Operating Company, Ltd., a Texas limited partnership, and Concorde Gas Marketing, Inc., a Delaware corporation (collectively, the "Guarantors"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 14% Senior Secured Notes due 2003, maturing at 105% of the stated principal amount, Series B (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 14% Senior Secured Notes due 2003, maturing at 105% of the stated principal amount, Series A (the "Old Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent and each registered holder of the Old Notes of any extension by oral or written notice prior to 9.00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by a holder of Old Notes if original Old Notes, if available, are to be forwarded herewith. An Agent's Message (as defined in the next sentence) is to be used if delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering." The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of the confirmation of a book-entry transfer ("Book-Entry Confirmation"), which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Old Notes which are the subject of such Book-Entry Confirmation and that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant. Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The term "holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     TIRE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amount on a separate signed schedule and affix the list to this Letter of Transmittal.

--------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF OLD NOTES TENDERED
--------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF
REGISTERED OWNER(S) AS (IT/THEY)
  APPEAR(S) ON THE 14% SENIOR
SECURED NOTES DUE 2003, MATURING
AT 105% OF THE STATED PRINCIPAL
AMOUNT, SERIES A (THE "OLD NOTES")            AGGREGATE PRINCIPAL AMOUNT REPRESENTED BY OLD NOTES
--------------------------------------------------------------------------------------------------------------
                                        CERTIFICATE NUMBER(S)         AMOUNT OF            PRINCIPAL AMOUNT
                                            OF OLD NOTES*         OLD NOTES TENDERED           TENDERED
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                          TOTAL PRINCIPAL**
--------------------------------------------------------------------------------------------------------------
  * Need not be completed by book-entry holders.
 ** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of
    $1,000.
--------------------------------------------------------------------------------------------------------------

 (If additional space is required, attach a continuation sheet in substantially the above form.)

                               METHOD OF DELIVERY

[ ] Check here if tendered Old Notes are enclosed herewith.

[ ] Check here if tendered Old Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Book-Entry Transfer Facility and complete the following:

    Name of Tendering Institution:

    Account Number:

    Transaction Code Number:

[ ] Check here if tendered Old Notes are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following:

    Name(s) of Registered Holder(s):

    Date of Execution of Notice of Guaranteed Delivery:

    Window Ticket Number (if available):

    Name of Eligible Institution that guaranteed delivery:

    Account Number (If delivered by book-entry transfer):

                         SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     1. The undersigned hereby tenders to the Company the Old Notes described above pursuant to the Company's offer of $1,000 principal amount of registered New Notes, in exchange for each $1,000 principal amount of the Old Notes, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged, and this Letter of Transmittal.

     2. The undersigned hereby represents and warrants that it has full authority to tender, exchange, assign and transfer the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of Old Notes.

     3. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

     4. The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-Action (available April 13,
1989), Morgan Stanley & Co. Inc., SEC No-Action Letter (available June 5, 1991) and Mary Kay Cosmetics, Inc.; SEC No-Action Letter (available June 5, 1991), that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes exchanged for such New Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act and any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Notes.

     5. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

          (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the holder;

          (ii) the holder is not engaging in and does not intend to engage in a distribution of such New Notes;

          (iii) the holder does not have an arrangement or understanding with any person to participate in the distribution of such New Notes; and

          (iv) the holder is not an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act, of the Company.

     6. The undersigned may, if, and only if, unable to make all of the representations and warranties contained in Item 5 above, elect to have its Old Notes registered in the shelf registration statement described in the registration rights agreement (the "Registration Rights Agreement") dated as of April 16, 1999 among the Company, the Guarantors and the Initial Purchaser. Such election may be made by checking the box under "Special Registration Instructions" on page 7. By making such election, the undersigned agrees, as a holder of Transfer Restricted Securities participating in a shelf registration, to indemnify and hold harmless the Company, each of the Guarantors and each person, if any, who controls the Company or any of the Guarantors within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and each of their respective officers, directors, employees, partners, representatives and agents from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only with respect to information relating to the undersigned furnished in writing by or on behalf of the undersigned expressly for use in the Registration Statement, the Prospectus or any amendments or supplements thereto. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Rights Agreement.

     7. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Old Notes held for its own account were not acquired as a result of market-making or other trading activities, such Old Notes cannot be exchanged pursuant to the Exchange Offer.

     8. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

     9. Unless otherwise indicated herein under "Special Delivery Instructions," please issue the certificates for the New Notes in the name of the undersigned.

================================================================================

                          SPECIAL ISSUANCE INSTRUCTION
                           (SEE INSTRUCTIONS 5 AND 6)

To be completed only (i) if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility. Issue New Notes and/or Old Notes to:

Name
     ---------------------------------------------------------------------------
                                (TYPE OR PRINT)


--------------------------------------------------------------------------------

Address
        ------------------------------------------------------------------------
                                   (ZIP CODE)


--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                         (COMPLETE SUBSTITUTE FORM W-9)

              CREDIT UNEXCHANGED OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER TO THE BOOK-ENTRY TRANSFER FACILITY SET FORTH BELOW:


--------------------------------------------------------------------------------
                  BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER:


--------------------------------------------------------------------------------


================================================================================




================================================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY if the New Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than as indicated above.

Mail  [ ]  Issue  [ ]  (check appropriate boxes)
Certificates to:

Name
     ---------------------------------------------------------------------------
                                (TYPE OR PRINT)

Address
        ------------------------------------------------------------------------
                                   (ZIP CODE)


--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

================================================================================

                       SPECIAL REGISTRATION INSTRUCTIONS

     To be completed ONLY if (i) the undersigned satisfies the conditions set forth in Item 6 above, (ii) the undersigned elects to register its Old Notes in the shelf registration statement described in the Registration Rights Agreement and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in Item 6 above. (See Item 6).

[ ] By checking this box the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 5 above,
    (ii) elects to have its Old Notes registered pursuant to the shelf registration statement described in the Registration Rights Agreement and
    (iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, Item 6 above.

                       SPECIAL BROKER-DEALER INSTRUCTIONS

[ ] Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

     Name
     ---------------------------------------------------------------------------
     Address
     ---------------------------------------------------------------------------
     (Zip Code)
     ---------------------------------------------------------------------------

                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
          (Complete Accompanying Substitute Form W-9 on Reverse Side)

     (Signature(s) of Registered Holders of Old Notes)
                                                       -------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Dated
     --------------------------------- , 1999

     (The above lines must be signed by the registered holder(s) of Old Notes as name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding completion of this Letter of Transmittal, printed below.)

     Name(s)
     ---------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
     Capacity:
     ---------------------------------------------------------------------------
     Address:
     ---------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
     Area Code and Telephone Number:
     ----------------------------------------------------------------

                         MEDALLION SIGNATURE GUARANTEE
                         (If Required by Instruction 5)

     Certain signatures must be Guaranteed by an Eligible Institution

     Signature(s) Guaranteed by an Eligible Institution:

     (Authorized Signature)

     (Title)

     (Name of Firm)

     (Address, Include Zip Code)

     (Area Code and Telephone Number)

     Dated:  ____________________________  , 1999

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES OR BOOK-ENTRY CONFIRMATIONS.

     All physically delivered Old Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Old Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or Agent's Message or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Company.

2. GUARANTEED DELIVERY PROCEDURES.

     Holders who wish to tender their Old Notes and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an Agent's Message, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures a tender may be effected if the Exchange Agent has received at its office, on or prior to the Expiration Date, a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the name(s) in which the Old Notes are registered and the certificate number(s) of the Old Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that, within three Nasdaq National Market trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, such Old Notes, in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC), will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Old Notes being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender.

     Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above. See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

3. TENDER BY HOLDER.

     Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.

4. PARTIAL TENDERS.

     Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Old Notes Tendered" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Old Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

     Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     No signature guarantee is required if (i) this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Old Notes) and the New Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, deposited to such participant's account at such Book-Entry Transfer Facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Registration Instructions" has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

     Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     Tax law requires that a holder of any Old Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

7. VALIDITY OF TENDERS.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Old Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all tenders not in proper form or the acceptance for exchange of which may, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Exchange Offer or any defect or irregularity in the tender of any Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

8. WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9. NO CONDITIONAL TENDER.

     No alternative, conditional, irregular or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

10. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

12. WITHDRAWAL.

     Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

                               CONTOUR ENERGY CO.
                    (FORMERLY KELLEY OIL & GAS CORPORATION)

NOTICE OF GUARANTEED DELIVERY OF 14% SENIOR SECURED NOTES DUE 2003, MATURING AT
                 105% OF THE STATED PRINCIPAL AMOUNT, SERIES A

     As set forth in the Prospectus dated             , 1999 (as the same may be
amended or supplemented from time to time, the "Prospectus") of Contour Energy Co. (the "Issuer") and certain of its subsidiaries under the caption "The Exchange Offer -- Procedures for Tendering" and in the Letter of Transmittal for Offer to Exchange 14% Senior Secured Notes due 2003, maturing at 105% of the stated principal amount, Series B (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced Notes (the "Old Notes") are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

To: Norwest Bank Minnesota, National Association (the "Exchange Agent")

By Registered or Certified Mail:              By Hand:                 By Overnight Courier:
   Norwest Bank Minnesota,            Norwest Bank Minnesota,         Norwest Bank Minnesota,
     National Association               National Association            National Association
          N9303-121              Northstar East Building -- 12(th)           N9303-120
                                               Floor
  Corporate Trust Operations              Corporate Trust                 Corporate Trust
        P.O. Box 1517                 608 Second Avenue South           Sixth and Marquette
    Minneapolis, MN 55402              Minneapolis, MN 55402           Minneapolis, MN 55479

          By Facsimile Transmission (for Eligible Institutions only):

                                 (612) 667-4927

                            (Facsimile Confirmation)

                                 (612) 667-9764

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR NUMBER OTHER THAN THOSE SHOWN ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

     The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on             , 1999, unless extended
by the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                       DESCRIPTION OF OLD NOTES TENDERED

------------------------------------------------------------------------------------------------------
                                                                  AGGREGATE
                                                               PRINCIPAL AMOUNT
      CERTIFICATE NUMBER(S) (IF KNOWN) OF OLD NOTES OR          REPRESENTED BY         PRINCIPAL
         ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY                OLD NOTES         AMOUNT TENDERED
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                              Total:
------------------------------------------------------------------------------------------------------

                            PLEASE SIGN AND COMPLETE

Signature(s):                             Name(s):

                                    Capacity (full title), if signing
Address:                            in a representative capacity:
               (Zip Code)

Area Code and Telephone Number:

                                  Taxpayer Identification or Social
Dated:                            Security Number:

                             GUARANTEE OF DELIVERY

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 14e-4, and (c) that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three Nasdaq National Market trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

                                          (Name of Firm)

                                          Sign here:
                                                     (Authorized Signature)

                                          Name:
                                                    (Please type or print)

                                          (Area Code and Telephone Number)

                                          Address                 Zip Code

Dated:                         , 1999

----------------------------------------------------------------------------------------------------------------------------

                                                                                           Social Security Number OR
                               PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT             Employer Identification Number
                               RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
                                                                                     ---------------------------------------
 SUBSTITUTE
                               ---------------------------------------------------------------------------------------------

 FORM W-9                      PART 2-- Certification Under penalties of perjury, I certify that:
 DEPARTMENT OF THE TREASURY--
 INTERNAL REVENUE SERVICE      (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
 PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER (TIN)   (2) I am not subject to backup withholding either because I have not been notified by the
                                   Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                               Certificate Instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                              ---------------------------------------------------------------------------------------------

                               NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN     PART 3 --
                                     BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
                                     PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED          Awaiting TIN  [ ]
                                     GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                                     NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.      Please complete the
                                                                                                Certificate of Awaiting
                                                                                                Taxpayer
                               SIGNATURE --------------------------- DATE---------- , 1999      Identification Number below.

----------------------------------------------------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

-----------------------------------------------------       ---------------------------------------------- , 1999
                      Signature                                                     Date

CERTIFICATE FOR FOREIGN RECORD HOLDERS

     Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).

-----------------------------------------------------       ---------------------------------------------- , 1999
                      Signature                                                     Date